RECOVERABLE TAXES	12 Months Ended
Dec. 31, 2025
Recoverable Taxes
RECOVERABLE TAXES

18.	RECOVERABLE TAXES

	2025	2024
Exclusion of ICMS from PIS/COFINS (i)	7,118.1	6,790.1
PIS/COFINS	28.3	148.1
ICMS	320.4	378.2
Income tax and social contributions	2,455.4	2,922.6
Other	226.9	265.0
Non-current	10,149.1	10,504.0

Exclusion of ICMS from PIS/COFINS (i)	436.6	307.7
PIS/COFINS	143.6	134.6
ICMS	407.3	359.9
IPI	120.7	119.6
Income tax and social contributions	2,480.8	2,582.1
Other	34.5	78.4
Current	3,623.5	3,582.3

Total	13,772.6	14,086.3

(i)	Over the past few years, as previously disclosed, the Company has recognized PIS/COFINS credits arising from the exclusion of ICMS, including in the form of tax substitution, from the calculation bases of these contributions. The amounts that have not yet been offset substantially refer to tax credits from Regime Especial de Tributação de Bebidas Frias (“REFRI”), for the period from 2009 to 2015, in relation to which the lawsuit is currently in the final expert evaluation phase.

Accounting policies

Recognition of assets and liabilities relating to prior year tax debits or credits

The accounting policy applied by the Company considers the extemporaneous tax credits and debits of any nature as determined by IAS 37 - Provisions, Contingent Liabilities and Contingent Assets, except for income taxes, for which the policy disclosed in note 13 – Income tax and social contribution is applied.

According to this policy, tax credits are recognized only when Management (i) has elements that guarantee that the credit is virtually certain; and (ii) the amount to be offset or refunded can be reliably measured. In cases where the recovery of the asset is probable, or the amount cannot be reliably measured, the amounts are not recognized in the account, but only presented in note 27.1 - Provisions, Contingent Liabilities and Contingent Assets related to contingent assets. Management understands that, in cases of lawsuits involving contingent assets, a final and unappealable decision on the specific lawsuit of the Company is required to confirm the existence of its rights, except where specific circumstances pertinent to the case allow the recognition of its rights with sufficient objectivity and reliability.

To measure the amounts of extemporaneous tax credits arising from lawsuits, the Company evaluates the documents for the period covered by the lawsuit, and applies the guidelines for the final decision, applicable legislation or other elements that enable the amount to be estimated with sufficient reliability.

Debts of the same nature are recognized if (i) they arise from a past event; (ii) there is a present obligation; (iii) the expected outflow of resources is probable and (iv) the amounts are reliably estimated. If the expectation of disbursement is possible or the amount cannot be reliably measured, the amounts are presented in note 27.1 - Provisions, Contingent Liabilities, and Contingent Assets.

Both contingent assets and liabilities are assessed periodically to ensure that they are appropriately reflected and disclosed in the financial statements.

The accounting policy for the recognition of assets and liabilities of extemporaneous tax credits and debits of any nature are recorded as “Other operating income/(expenses)”, except for tax penalty payments and similar settlements, which are recorded as exceptional items, given their one-off nature, as per the accounting policy disclosed on note 8 – Exceptional items.